August 24, 2015 Fourth-Quarter and Fiscal Year 2015 Financial Results and Update Exhibit 99.3

© 2015 PREMIER, INC.
Forward-looking statements—Certain statements included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, member retention and renewal rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, and 2016 financial guidance and related assumptions, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,”
“intends,” “anticipates” or “plans” to be uncertain and forward-looking.
Forward-looking statements
may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside
Premier’s control.
More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, including Premier’s most recent Form 10-K for the year ended June 30, 2015, to be filed shortly thereafter.
Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures”
as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted
Accounting Principles in the United States. Our Form 10-K for the year ended June 30, 2015, to be filed shortly hereafter, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with this presentation.
Forward-looking statements and Non-GAAP financial
measures

Susan DeVore, President & CEO Overview and Business Update

© 2015 PREMIER, INC.
Fiscal 2015 financial highlights
*
*See non-GAAP Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Fully Distributed Earnings Per Share reconciliations to GAAP equivalents in Appendix.
Strong
performance
with
total
revenue
exceeding
$1
billion
Net revenue increased 16%
Supply chain services revenue increased 16%
Performance services revenue increased 16%
Adjusted EBITDA increased 12% to $393.2 million
Adjusted
fully
distributed
earnings
per
share
increased
10%
to
$1.43

© 2015 PREMIER, INC.
Fiscal 2015 operating highlights
Expanded our member base, finishing the year serving
~3,600 hospitals and ~120,000 other providers
Achieved 99% GPO retention rate and 94% SaaS
institutional renewal rate
Supply chain spend through GPO increased 7% to
$44 billion
Expanded and enhanced PremierConnect
®
platform
Strong growth in Bundled Payment Collaborative
Successfully integrated Theradoc
and Aperek
acquisitions

© 2015 PREMIER, INC.
CECity
acquisition expands performance improvement
capabilities across the healthcare continuum
Closed on August 20, 2015
Leader in performance management and
improvement, pay-for-value reporting and
professional education for healthcare
professionals in ambulatory settings
Provides the ability to deliver unique end-to-end
solutions that span the continuum of care
»
Supporting providers as they move towards value-
based payment models
Purchase price of $400 million

© 2015 PREMIER, INC.
Healthcare Insights acquisition enhances
PremierConnect Supply Chain
Closed on July 31, 2015
Integrated financial management software
developer providing budgeting, forecasting,
labor productivity and cost analytics
capabilities
Enabling a more comprehensive analytics
solution to Premier’s existing cost and quality
applications
»
Preparing for the growing movement to value-based
payments to include bundling, shared savings and
risk-based contracting
Purchase price of $65 million

© 2015 PREMIER, INC.
Healthcare is accelerating towards alternative payment models –
population
health is here to stay
CURRENT
VBP &
regulatory cuts
HACs &
readmissions
Shared
savings
Bundled
payments
Full risk
sharing
FUTURE
HHS announces plan to
accelerate payment shift
»
Shifting fee-for-service,
Medicare payments to
alternative payment
models.
Congress passes
Medicare Access &
CHIP
Reauthorization Act of
2015 (MACRA)
»
Bill permanently reforms the
Medicare physician payment
system (Sustainable Growth
Rate formula).
Medicare payment reform –
a watershed transformation
Premier is well positioned to lead health systems through this transformation
CMS announces plan to
introduce mandatory
payment model for joint
replacements
»
Hospitals will be held
accountable for the quality
and costs of care from time
of surgery through 90 days
after discharge.

© 2015 PREMIER, INC.
Positioned to lead in rapidly evolving healthcare environment
Recent Medicare payment reform is a transformative trend that is accelerating healthcare to alternate payment models and away from fee-for-service.
Member and
Industry Needs
»
Total cost reduction
»
Quality improvement
across the continuum
»
Evolving delivery and
payment models
»
Actionable data and
information
Premier Strategic
Differentiation
»
Scale
»
Co-innovation
»
Trusted to transform
from the inside
»
Leadership in population
health
»
Shared services and
infrastructure

© 2015 PREMIER, INC.
Continuing our momentum into fiscal 2016
Expect year-over-year double-digit
revenue and adjusted EBITDA increases
»
Provider-centric model focused on serving
our members
»
Developing solutions in close collaboration
with members
»
Positioned to deliver consistent long-term
value to stockholders
Provider-centric and co-innovative alignment drives consistent and increasing demand for our solutions

Michael Alkire, Chief Operating Officer Operations Update

PREMIER CONNECT™
LAWSON
PeopleSoft
McKESSON
McKESSON
Allscripts
SIEMENS
KRONOS
LAWSON
Epic
MEDITECH
CERNER
CMS
Blue Cross Blue Shield
ANY DATA

© 2015 PREMIER, INC.
Addressing member needs for continuous improvement
PREMIERCONNECT
SUPPLY CHAIN
BILLING
PURCHASING
CLAIMS
CLINICAL
FINANCIAL
Combines People, Process, and Technology
Manage
Populations
Improve
Quality and Safety
Reduce
Costs
QUALITY &
REGULATORY
SAFETY
PREMIERCONNECT
OPERATIONS
PREMIERCONNECT
ENTERPRISE
POPULATION
HEALTH
PREMIERCONNECT
RESEARCH
PREMIERCONNECT
PREMIERCONNECT
PREMIERCONNECT
PREMIERCONNECT  DATA SERVICES

© 2015 PREMIER, INC.
PremierConnect
Quality
»
Premier Quality Cycle Management
»
Helping predict the financial impact of federal payment
programs to health systems based on clinical outcomes
PremierConnect
Population Health
»
Community Focus
»
Assisting health systems to acquire, integrate and
manage community-level health data
»
Creating targeted interventions to improve population
health management
Strengthening our platform of solutions
PremierConnect
Supply Chain
»
Enabling health systems to manage the entire procurement
process across their acute and ambulatory settings

© 2015 PREMIER, INC.
Rochester Regional Health
»
Extended GPO contract through 2020
»
New PremierConnect
Quality, Supply Chain and Safety
relationships
»
Participation in QUEST and PACT performance
improvement collaboratives
4Q’15 New and expanded relationships
Peace Health
»
New PremierConnect
Enterprise relationship
Mercy Health
»
Extended PremierConnect
Enterprise, Quality and
Operations contracts
»
New specialty pharmacy member
»
5-year GPO contract extension
National Rural Health Association
»
New 5-year GPO contract
University of Tennessee Medical Center
»
Extended agreement through 2020 to include GPO,
PremierConnect
Quality, Safety and Operations

© 2015 PREMIER, INC.
Platform provides path for successful integration
Combines People, Process, and Technology
PREMIERCONNECT
SUPPLY CHAIN
QUALITY &
REGULATORY
SAFETY
PREMIERCONNECT
OPERATIONS
PREMIERCONNECT
ENTERPRISE
PREMIERCONNECT
RESEARCH
PREMIERCONNECT
POPULATION
HEALTH
PREMIERCONNECT  DATA SERVICES
PREMIERCONNECT
PREMIERCONNECT

© 2015 PREMIER, INC.
Unified Performance Management
Seamless Acute to Ambulatory Platform
Predictive
Analytics
Patient
Safety
Hospital
Acquired
Conditions
Hospital
eCQM
HEDIS
PQRS &
Value
Modifier
ACO
Ambulatory
eCQM
PCMH0
Acute Care
Ambulatory Care
Amb
Clinical
Amb
Billing
Additional Amb
Systems
Acute Clinical
Acute Billing
Additional
Acute
Systems
PREMIER
Data Sources
Integrated performance management across continuum
Premier
CECity

CECITY
Powering Performance Improvement

ACP
American College of Physicians

AMA
American Medical Association

AGA

CMSS

ABIM
American Board of Internal Medicine

AOA

NCQA
Measuring quality. Improving health care.

American Academy of Family Physicians
Strong Medicine for America

American Board of Medical Specialties
Higher standards. Better care®

© 2015 PREMIER, INC.
CECity
acquisition expands performance improvement
capabilities across the healthcare continuum
Leader in performance improvement, pay-for-
value reporting and professional education for
healthcare professionals in ambulatory settings
End-to-end solutions spanning care continuum
»
Support providers as they move towards advanced
payment models
1.2 million healthcare professionals
5,000 practices
100 professional societies

Craig McKasson, Chief Financial Officer Financial Review

© 2015 PREMIER, INC.
the
19.5
22.5
4Q'14
4Q'15
93.2
100.1
4Q'14
4Q'15
62.6
70.3
4Q'14
4Q'15
94.4
101.0
4Q'14
4Q'15
172.8
196.2
4Q'14
4Q'15
Fourth-quarter consolidated and segment highlights
*
Consolidated
Net revenue ($millions)
Supply Chain Services
Net revenue ($millions)
Performance Services
Net revenue ($millions)
Adjusted EBITDA
($millions)
Adjusted EBITDA ($millions)
Adjusted EBITDA ($millions)
*See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix.
235.5
266.6
4Q'14
4Q'15
13%
14%
12%
7%
7%
15%

© 2015 PREMIER, INC.
Fourth-quarter Supply Chain Services revenue
111.0
119.9
61.5
75.6
4Q'14
4Q'15
Net Admin Fees
Products
Other Services and Support
14%
172.8
196.2
Supply Chain Services
Net revenue ($millions)
Supply Chain Services revenue
increased 14%
»
GPO net admin fees revenue
increased 8%
»
Expanding contract penetration in
both acute and alternate site
»
Continuing impact of the
recruitment and conversion of new
members
»
Improved utilization trends
»
Products revenue increased 23%
»
Ongoing member support for direct
sourcing and specialty pharmacy
businesses

© 2015 PREMIER, INC.
Fourth-quarter Performance Services revenue
62.6
70.3
4Q'14
4Q'15
12%
Performance Services
Net revenue ($millions)
»
Performance Services revenue
increased 12%
»
Continued growth of PremierConnect
SaaS-based subscriptions and
renewals
»
Continued growth of Advisory
Services led by engagements tied to:
»
Population health
»
Physician preference

© 2015 PREMIER, INC.
Fourth-quarter adjusted EBITDA*
(20.7)
(23.4)
94.4
101.0
19.5
22.5
4Q'14
4Q'15
Corporate
Supply Chain Services
Performance Services
Adjusted EBITDA ($millions)
93.2
100.1
Consolidated adjusted EBITDA
increased 7%
»
Supply Chain Services adjusted
EBITDA increased 7%
»
Strong net admin fee revenue
growth
»
Performance Services adjusted
EBITDA increased 15%
»
New PremierConnect
SaaS-based
subscription sales
»
Contribution
from
Aperek
and
Theradoc acquisitions
»
Effective management of operating
expenses
*
See non-GAAP adjusted fully distributed net income and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix
7%

© 2015 PREMIER, INC.
Fourth-quarter
non-GAAP adjusted fully distributed net
income
*
49.9
53.0
4Q'14
4Q'15
(in millions, except per share data)
$0.34
$0.36
Non-GAAP earnings per share on adjusted fully
distributed net income –
diluted
*
See non-GAAP adjusted fully distributed net income and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix
»
Calculates income taxes at
40% on pre-tax income,
assuming taxable C corporate
structure
»
Calculates adjusted fully
distributed earnings per
share, assuming total Class A
and B common shares held
by public
6%

© 2015 PREMIER, INC.
Cash flow and capital flexibility at June 30, 2015
CONSIDERABLE CASH AND
DEBT CAPACITY
AVAILABLE
AMPLE CAPITAL
FLEXIBILITY FOR FUTURE
ACQUISITIONS AND
BUSINESS GROWTH
*Three months ended June 30, 2015. Company defines free cash flow as cash provided by operating activities less distributions to limited partners and purchases of property and equipment.  See non-GAAP free cash flow reconciliation to GAAP equivalent in Appendix.
Fiscal 2015 cash flow from operations of $364.1
million
Fourth-quarter free cash flow increases 28% to
$53.9 million
*
Cash, cash equivalents & marketable securities
of $561.9 million
No outstanding borrowings on $750 million five-
year unsecured revolving credit facility
Subsequent to fiscal year end, Premier used approximately $315 million in cash and $150 million from its credit facility to fund the acquisitions of Healthcare Insights and CECity

© 2015 PREMIER, INC.
Fiscal 2016 annual guidance*
*
Guidance is based on comparisons with prior-year non-GAAP pro forma results, which have been adjusted to reflect the impact of the company’s reorganization and IPO. The
Company does not reconcile guidance for adjusted EBITDA and non-GAAP adjusted fully distributed net income per-share to net income (loss) or GAAP earnings per share because the Company does not provide guidance for reconciling items between net income (loss) and adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share. The Company is unable to provide guidance for these reconciling items since certain items that impact net income (loss) are outside of the Company’s control and cannot be reasonably predicted. Accordingly, a reconciliation to net income (loss) or GAAP earnings per share is not available without unreasonable effort.
Financial guidance for year ending June 30, 2016:
Supply Chain Services growth driven by:
»
Mid-single-digit net administrative fee revenue
growth
»
16-19% product revenue growth
»
Continued high GPO retention rates
Guidance Assumptions:
Performance Services growth driven by:
»
Continued demand for integrated offerings of SaaS-based
subscription and licensed products, advisory services and
collaboratives
»
Continuation of high SaaS institutional renewal rates
»
$30-35 million revenue and $7-9 million adjusted EBITDA
contributions from CECity and Healthcare Insights acquisitions
(in millions, except per share data)
FY 2016
% YoY Increase
Net Revenue:
Supply Chain Services segment
$792.0 -
$813.0
7% -
10%
Performance Services segment
$346.0 -
$355.0
29% -
32%
Total Net Revenue
$1,138.0 -
$1,168.0
13% -
16%
Non-GAAP adjusted EBITDA
$425.0 -
$444.0
8% -
13%
Non-GAAP adjusted fully distributed EPS
$1.54 -
$1.62
8% -
13%
Fiscal 2016 Financial Guidance
Premier, Inc. introduces full-year fiscal 2016 financial guidance, as follows:

26 © 2015 PREMIER, INC. Capital expenditures of ~$83M for the year Adjusted EBITDA margin approximating 37-38% of net revenue Effective tax rate of 40% Additional fiscal 2016 guidance assumptions

© 2015 PREMIER, INC.
Exchange update
On July 31
,
2015, approximately 91,000
Class B units were exchanged for Class A
common shares on 1-for-1 basis; equal
number of Class B common shares retired
The upcoming October 31, 2015 exchange
process is underway.
»
Maximum of 6.2 million shares indicated for exchange
»
Indicated shares remain subject to retraction and
purchase by other member owners under right-of-
first-refusal process

Questions

Appendix

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of Pro Forma Net Revenue to Net Revenue:
Pro Forma Net Revenue
266,553
$
235,466
$
1,007,029
$
869,286
$
Pro forma adjustment for revenue share post-IPO
—
—
—
41,263
Net Revenue
266,553
$
235,466
$
1,007,029
$
910,549
$
Net income
32,061
$
66,632
$
234,785
$
332,617
$
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Interest and investment income, net
(349)
(378)
(866)
(1,019)
Income tax expense
24,235
3,248
36,342
27,709
Depreciation and amortization
12,079
9,809
45,186
36,761
Amortization of purchased intangible assets
2,538
904
9,136
3,062
EBITDA
70,564
80,215
324,583
357,867
Stock-based compensation
7,369
6,358
28,498
19,476
Acquisition related expenses
2,629
711
9,037
2,014
Strategic and financial restructuring expenses
92
146
1,373
3,760
(Gain) loss on investment
—
(522)
1,000
(38,372)
Adjustment to tax receivable agreement liability
—
6,215
—
6,215
Acquisition related adjustment -
deferred revenue
4,147
—
13,371
—
Loss on disposal of long-lived assets
15,243
15,243
Other expense (income), net
60
121
70
65
Adjusted EBITDA
100,104
$
93,244
$
393,175
$
351,025
$
Segment Adjusted EBITDA:
Supply Chain Services
100,970
$
94,394
$
391,180
$
396,470
$
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Supply Chain Services
(including pro forma adjustment)
100,970
$
94,394
$
391,180
$
355,207
$
Performance Services
22,518
19,531
90,235
73,898
Corporate
(23,384)
(20,681)
(88,240)
(78,080)
Adjusted EBITDA
100,104
$
93,244
$
393,175
$
351,025
$
Depreciation and amortization
(12,079)
(9,809)
(45,186)
(36,761)
Amortization of purchased intangible assets
(2,538)
(904)
(9,136)
(3,062)
Stock-based compensation
(7,369)
(6,358)
(28,498)
(19,476)
Acquisition related expenses
(2,629)
(711)
(9,037)
(2,014)
Strategic and financial restructuring expenses
(92)
(146)
(1,373)
(3,760)
Adjustment to tax receivable agreement liability
—
(6,215)
—
(6,215)
Acquisition related adjustment -
deferred revenue
(4,147)
—
(13,371)
—
Equity in net income of unconsolidated affiliates
(6,473)
(4,805)
(21,285)
(16,976)
Deferred compensation plan expense (income)
544
(1,972)
753
(1,972)
65,321
62,324
266,042
260,789
Pro forma adjustment for revenue share post-IPO
—
—
—
41,263
Operating income
65,321
$
62,324
$
266,042
$
302,052
$
Equity in net income of unconsolidated affiliates
6,473
4,805
21,285
16,976
Interest and investment income, net
349
378
866
1,019
(Loss) gain on investment
—
522
(1,000)
38,372
Loss on disposal of long-lived assets
(15,243)
—
(15,243)
—
Other (expense) income, net
(604)
1,851
(823)
1,907
Income before income taxes
56,296
$
69,880
$
271,127
$
360,326
$
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June
30,
2014; as such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information -
Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:
Net income attributable to shareholders
7,990
$
8,879
$
38,743
$
28,332
$
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Income tax expense
24,235
3,248
36,342
27,709
Stock-based compensation
7,369
6,358
28,498
19,476
Acquisition related expenses
2,629
711
9,037
2,014
Strategic and financial restructuring expenses
92
146
1,373
3,760
(Gain) loss on investment
—
(522)
1,000
(38,372)
Adjustment to tax receivable agreement liability
—
6,215
—
6,215
Acquisition related adjustment -
deferred revenue
4,147
—
13,371
—
Loss on disposal of long-lived assets
15,243
—
15,243
—
Amortization of purchased intangible assets
2,538
904
9,136
3,062
Net income attributable to noncontrolling interest in Premier LP
24,071
57,281
194,206
303,336
Non-GAAP pro forma adjusted fully distributed income before income taxes
88,314
83,220
346,949
314,269
Income tax expense on fully distributed income before income taxes
35,326
33,288
138,780
125,708
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
52,988
$
49,932
$
208,169
$
188,561
$
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June
30,
2014; as such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental
Financial
Information
-
Reporting
of
Pro
Forma
Adjusted
EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015
2014
Reconciliation of Non-GAAP Free Cash Flow to Net Cash Provided by Operating Activities:
Net cash provided by operating activities
108,483
$
79,431
$
Purchases of property and equipment
(19,670)
(15,898)
$
Distributions to limited partners
(23,412)
(21,299)
$
Payments to limited partners under tax receivable agreements
(11,499)
—
$
Non-GAAP free cash flow
53,902
$
42,234
$
Supplemental Financial Information - Reporting of Non-GAAP Free Cash Flow
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)
Three Months Ended
June 30,

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders
Net (loss) income attributable to stockholders after adjustment of redeemable
(84,076)
$
491,389
$
(865,292)
$
(2,713,256)
$
Adjustment of redeemable limited partners' capital to redemption amount
92,066
(482,510)
904,035
2,741,588
Net income attributable to stockholders
7,990
              8,879
38,743
             28,332
Reconciliation of denominator for GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders
Weighted Average:
Common shares used for basic and diluted earnings per share
              37,576
            32,375
             35,681
             25,633
Potentially dilutive shares
                1,592
                 194
               1,048
                  124
Weighted average fully distributed shares outstanding - diluted
             39,168
          32,569
            36,729
            25,757
Reconciliation of GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders
GAAP earnings (loss) per share
$             (2.24)
$          15.18
$          (24.25)
$        (105.85)
Impact of adjustment of redeemable limited partners' capital to redemption amount
$              2.45
$         (14.90)
$           25.34
$         106.96
Impact of potentially dilutive shares
$             (0.01)
$           (0.01)
$            (0.04)
$            (0.01)
Non-GAAP earnings per share on net income attributable to stockholders - diluted
$             0.20
$           0.27
$            1.05
$            1.10
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net (loss) income attributable to shareholders after adjustment of redeemable limited partners' capital to redemption amount
(84,076)
$
491,389
$
(865,292)
$
(2,713,256)
$
Adjustment of redeemable limited partners' capital to redemption amount
92,066
(482,510)
904,035
2,741,588
Net income attributable to shareholders
7,990
              8,879
38,743
             28,332
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Income tax expense
24,235
3,248
36,342
27,709
Stock-based compensation
7,369
6,358
28,498
19,476
Acquisition related expenses
2,629
711
9,037
2,014
Strategic and financial restructuring expenses
92
146
1,373
3,760
(Gain) loss on investment
—
(522)
1,000
(38,372)
Adjustment to tax receivable agreement liability
—
6,215
—
6,215
Acquisition related adjustment - deferred revenue
4,147
—
13,371
—
Loss on disposal of long-lived assets
15,243
—
15,243
—
Amortization of purchased intangible assets
2,538
904
9,136
3,062
Net income attributable to noncontrolling interest in Premier LP
24,071
57,281
194,206
303,336
Non-GAAP pro forma adjusted fully distributed income before income taxes
88,314
83,220
346,949
314,269
Income tax expense on fully distributed income before income taxes
35,326
33,288
138,780
125,708
Non-GAAP pro forma adjusted fully distributed net income
52,988
$
49,932
$
208,169
$
188,561
$
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share
              37,576
            32,375
             35,681
             25,633
Potentially dilutive shares
                1,592
                 194
               1,048
                  124
Class A common shares outstanding
                      -
                    -
                    -
               6,742
Conversion of Class B common units
            106,471
         112,511
          108,518
          112,584
Weighted average fully distributed shares outstanding - diluted
         145,639
       145,080
        145,247
        145,083
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP earnings (loss) per share
$             (2.24)
$          15.18
$          (24.25)
$        (105.85)
Impact of adjustment of redeemable limited partners' capital to redemption amount
$              2.45
$         (14.90)
$           25.34
$         106.96
Impact of additions:
Pro forma adjustment for revenue share post-IPO
$                  -
$                -
$                 -
$            (1.61)
Income tax expense
$              0.64
$            0.10
$             1.02
$             1.08
Stock-based compensation
$              0.20
$            0.20
$             0.80
$             0.76
Acquisition related expenses
$              0.07
$            0.02
$             0.25
$             0.08
Strategic and financial restructuring expenses
$              0.00
$            0.00
$             0.04
$             0.15
(Gain) loss on investment
$                  -
$           (0.02)
$             0.03
$            (1.50)
Adjustment to tax receivable agreement liability
$                  -
$            0.19
$                 -
$             0.24
Acquisition related adjustment - deferred revenue
$              0.11
$                -
$             0.37
$                 -
Loss on disposal of long-lived assets
$              0.41
$                -
$             0.43
$                 -
Amortization of purchased intangible assets
$              0.07
$            0.03
$             0.26
$             0.12
Net income attributable to noncontrolling interest in Premier LP
$              0.64
$            1.77
$             5.44
$           11.83
Impact of corporation taxes
$             (0.94)
$           (1.03)
$            (3.90)
$            (4.90)
Impact of increased share count
$             (1.05)
$           (1.20)
$            (4.40)
$            (6.06)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted
$             0.36
$           0.34
$            1.43
$            1.30
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30, 2014; as such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
(Unaudited)
(In thousands, except per share data)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures